Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated June 4, 2020
to the

PMC Core Fixed Income Fund (the “Fund”)
(a series of Trust for Professional Managers)
Prospectus and Summary Prospectus dated December 29, 2019

Effective June 4, 2020, Envestnet Asset Management, Inc. (the “Adviser”), the investment adviser for the Fund, has recommended non-material changes to the Fund’s principal investment strategy.

The first paragraph under the sub-heading entitled “Principal Investment Strategies” of the “Summary Section” of the Prospectus and Summary Prospectus is hereby revised as follows:

“Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities that are rated investment grade or better (i.e., securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) or another nationally recognized statistical rating organization (“NRSRO”), or determined to be of comparable quality by the Adviser or sub-adviser if the security is unrated). In addition, the Fund may invest up to 20% of its net assets, measured at the time of purchase, in high-yield debt securities that are rated BB+ or lower by a NRSRO, or, if unrated, securities deemed by the Adviser or sub-adviser to be of comparable quality). Such securities are considered to be below “investment grade” and are also known as “junk bonds.” The lowest rating for any high-yield debt security in which the Fund may invest is CCC+ by a NRSRO. In the event a security is split rated by 2 or more ratings agencies, the higher rating will be used to determine credit quality. The Fund may invest in fixed income securities with a range of maturities, from short-term obligations carrying maturities of less than one year to long-term obligations carrying maturities of more than 20 years. It is expected that the weighted average maturity of the securities in the Fund will closely approximate the weighted average maturity of the Bloomberg Barclays Capital Aggregate Bond Index.”

The first two paragraphs under the sub-heading entitled “Prinicipal Investment Strategies” on page 13 of the Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” section of the Prospectus is hereby revised as follows:

“Principal Investment Strategies. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities. The Fund will primarily invest (at least 80% of its net assets, measured at the time of purchase) in fixed income securities that are rated investment grade or better (i.e., securities rated in the top four ratings categories by independent rating organizations such as S&P and Moody’s or another NRSRO, or determined to be of comparable quality by the Adviser or sub-adviser if the security is unrated).

In addition, the Fund may invest up to 20% of its net assets, measured at the time of purchase, in high-yield debt securities that are rated BB+ or lower by a NRSRO, or if unrated, securities deemed by the Adviser or sub-adviser to be of comparable quality. Such securities are considered to be below “investment grade” and are also known as “junk bonds.” Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. The lowest rating for any high-yield debt security in which the Fund may invest is CCC+ by any NRSRO. In the event a security is split rated by 2 or more ratings agencies, the higher rating should be used to determine credit quality. The Fund may invest in fixed income securities with a range of maturities, from short-term obligations carrying maturities of less than one year to long-term obligations carrying maturities of more than 20 years.

Please retain this supplement with your Prospectus and Summary Prospectus